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                                                                   Exhibit 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dover Petroleum Corp. (the "Company") on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Salna, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


            April 13, 2004

                          /s/ Robert Salna
                          -----------------------------------------------
                          By: Robert Salna
                          Chief Executive Officer and Chief Financial Officer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO DOVER PETROLEUM, INC. AND WILL BE RETAINED BY DOVER PETROLEUM AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.